Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                December 15, 2002


                         Commission file number 0-49659

                                    XRG, Inc.
                                    --------
        (Exact name of small business issuer as specified in its charter)

               Delaware                                   58-2583457
               --------                                   ----------
(State or other jurisdiction of                        (I.R.S. Employer
  incorporation or organization)                       Identification No.)

               5301 Cypress Street, Suite 111 Tampa, Florida 33607
               ---------------------------------------------------
                    (Address of principal executive offices)

                                 (813) 637-0700
                                 ---------------
                           (Issuer's telephone number)

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ITEM 5./ITEM 9.    Other Events/Regulation FD Disclosure

     On December 15, 2002, XRG, Inc. ("the Company or XRG") entered into an Acquisition Agreement to Purchase J. Bently Companies, Inc. and Bently Logistics, Inc. ("JBC"), a Tennessee truckload carrier. This agreement is subject to certain terms and conditions and will not close until certain pre-closing conditions are met by both XRG and JBC.

     Effective as of the date of this Agreement and prior to closing, XRG, as part of this agreement, will provide administrative services to JBC for a 5% service fee based on JBC's trucking and brokerage gross billings. Administrative services will involve jointly managing JBC's business including invoicing, collections, regulatory compliance, credit reviews, and payment processing functions.

EXHIBITS

Exhibit 10.1 Acquisition Agreement between XRG, Inc. and J. Bently Companies, Inc., Bently Logistics, Inc., Joseph Stapleton, and Stanley Shadden.

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

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  XRG, INC.

Dated    December 30, 2002

                                  By:      /s/ Donald G. Huggins, Jr.
                                           --------------------------------
                                           Donald G. Huggins, Jr.
                                           Executive Vice President and Chairman

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